UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

SCYNEXIS, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36365	56-2181648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Evertrust Plaza 13th Floor
Jersey City, New Jersey		07302-6548
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 201 884-5485

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCYX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2023, SCYNEXIS, Inc. held its 2023 Annual Meeting of Stockholders. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for, against or abstain for the ratification of the appointment of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (c) for, against or abstain for the advisory approval of the executive compensation as disclosed in SCYNEXIS’s proxy statement, filed with the Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”); (d) for, against or abstain for the approval of an amendment to SCYNEXIS's Amended and Restated Certificate of Incorporation, as amended; (e) for, against or abstain for the approval of the SCYNEXIS, Inc. 2023 Equity Incentive Plan; and (f) for, against or abstain for the approval of the SCYNEXIS, Inc. Amended and Restated 2014 Employee Stock Purchase Plan.. Broker non-votes are also reported. A more complete description of each matter is set forth in the Proxy Statement.

Proposal 1:

Each of the seven directors proposed by SCYNEXIS for re-election was elected to serve until SCYNEXIS’s 2024 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
David Angulo, M.D.	16,502,205	739,610	9,302,100
Armando Anido	16,015,447	1,226,368	9,302,100
Steven C. Gilman, Ph.D.	16,141,648	1,100,167	9,302,100
Ann F. Hanham, Ph.D.	16,267,526	974,289	9,302,100
David Hastings	14,175,218	3,066,597	9,302,100
Guy Macdonald	16,474,638	767,177	9,302,100
Philippe Tinmouth	16,493,678	748,137	9,302,100

Proposal 2:

The appointment of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
25,161,193	1,133,817	248,905	—

Proposal 3:	Advisory approval of the compensation of SCYNEXIS's named executive officers as disclosed in this Proxy Statement, was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
13,038,648	3,868,468	334,699	9,302,100

Proposal 4:

The amendment of the SCYNEXIS, Inc. Amended and Restated Certificate of Incorporation, as amended, to limit the liability of certain officers of SCYNEXIS as permitted pursuant to recent amendments to the Delaware General Corporation Law, as described in the Proxy Statement, was not approved, as this proposal required a vote of the majority of the shares outstanding (rather than simply a majority of the shares present and entitled to vote), which vote was not obtained (a total of 36,517,442 shares were outstanding on the record date). The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
12,978,798	4,069,555	193,462	9,302,100

Proposal 5:	The SCYNEXIS, Inc. 2023 Equity Incentive Plan was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
9,751,905	7,212,033	277,877	9,302,100

Proposal 6:	The SCYNEXIS, Inc. Amended and Restated 2014 Employee Stock Purchase Plan was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
15,588,230	1,474,343	179,242	9,302,100

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Date:	June 16, 2023	By:	/s/ David Angulo, M.D.
		Name: Its:	David Angulo, M.D. Chief Executive Officer